                                                               Exhibit 99.(a)(4)

                                   SCHEDULE B

                               SERIES AND CLASSES
                               ------------------
                              AS OF AUGUST 11, 2005


SERIES                                               CLASS


NON-MONEY MARKET FUNDS

JPMorgan Asia Equity Fund                            A, Select Institutional

JPMorgan Bond Fund                                   A, B, C, Select, Institutional, Ultra

JPMorgan California Tax Free Bond Fund               A, B, C, Select Institutional

JPMorgan Capital Growth Fund                         A, B, C, Select

JPMorgan Disciplined Equity Fund                     A, Select, Institutional, Ultra

JPMorgan Diversified Fund                            A, B, C, Select, Institutional

JPMorgan Dynamic Small Cap Fund                      A, B, C, Select

JPMorgan Emerging Markets Debt Fund                  Select

JPMorgan Emerging Markets Equity Fund                A, B, Select, Institutional

JPMorgan Enhanced Income Fund                        A, Select, Institutional

JPMorgan Global Healthcare Fund                      A, B, C, Select

JPMorgan Global Strategic Income Fund                A, B, C, Select, Institutional, M

JPMorgan Growth and Income Fund                      A, B, C, Select

Highbridge Statistical Market Neutral                A, C, Select, Institutional
Fund

JPMorgan Intermediate Tax Free Bond Fund             A, B, C, Select, Institutional

JPMorgan International Equity Fund                   A, B, C, Select, Institutional

JPMorgan International Growth Fund                   A, B


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JPMorgan International Opportunities Fund            A, B, Select, Institutional

JPMorgan International Small Cap Equity Fund         A, B, Select, Institutional

JPMorgan International Value Fund                    A, B, Select, Institutional

JPMorgan Intrepid America Fund                       A, B, C, Select

JPMorgan Intrepid Contrarian Fund                    A, B, C, Select

JPMorgan Intrepid European Fund                      A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund                        A, B, C, Select

JPMorgan Intrepid Value Fund                         A, B, C, Select

JPMorgan Japan Fund                                  A, B

JPMorgan Market Neutral Fund                         A, B, Institutional

JPMorgan Micro Cap Fund                              A, C, Select, Institutional

JPMorgan Mid Cap Equity Fund                         A, B, Select

JPMorgan New Jersey Tax Free Bond Fund               A, B, C, Select

JPMorgan New York Tax Free Bond Fund                 A, B, C, Select Institutional

JPMorgan Real Return Fund                            A, C, Select Institutional

JPMorgan Short Term Bond Fund                        A, Select, Institutional

JPMorgan Small Cap Core Fund                         Select

JPMorgan Small Cap Equity Fund                       A, B, C, Select

JPMorgan Tax Aware Core Equity Fund                  Select

JPMorgan Tax Aware Disciplined Equity Fund           Institutional

JPMorgan Tax Aware Diversified Equity Fund           Select

JPMorgan Tax Aware Enhanced Income Fund              A, Select, Institutional

JPMorgan Tax Aware International Fund                Select


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JPMorgan Tax Aware International Opportunities       A, Institutional
Fund

JPMorgan Tax Aware Large Cap Growth Fund             Select

JPMorgan Tax Aware Large Cap Value Fund              Select

JPMorgan Tax Aware Real Income Fund                  A, B, C, Institutional

JPMorgan Tax Aware Real Return Fund                  A, C, Select, Institutional

JPMorgan Tax Aware Short-Intermediate Income         Select, Institutional
Fund

JPMorgan Tax Aware U.S. Equity Fund                  A, B, C, Select, Institutional

JPMorgan U.S. Equity Fund                            A, B, C, Select, Institutional, Ultra

JPMorgan U.S. Large Cap Core Plus Fund               A, C, Select, Institutional

JPMorgan U.S. Small Company Fund                     Select, Institutional

JPMorgan Value Advantage Fund                        A, B, C, Select, Institutional

MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities               Capital, Institutional, Agency,
Money Market Fund                                    Premier, Morgan, Reserve

JPMorgan California Municipal Money                  Morgan
Market Fund

JPMorgan Federal Money Market Fund                   Institutional, Agency, Premier,
                                                     Morgan, Reserve

JPMorgan New York Municipal Money                    Morgan, Reserve
Market Fund

JPMorgan Prime Money Market Fund                     Capital, Institutional, Agency,
                                                     Premier, Morgan, Reserve, B, C,
                                                     Select, Cash Management

JPMorgan Tax Free Money Market Fund                  Institutional, Agency, Premier,
                                                     Morgan, Reserve


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